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                                                                    EXHIBIT 10.1


                                 August 21, 2000




                      Non-Qualified Stock Option Agreement

To the Optionee (the "Optionee") executing the signature page (the "Signature Page") to this Non-Qualified Stock Option Agreement (this "Agreement").

Dear Non-Employee Director:

         This Agreement sets forth the terms under which Forward Air Corporation, a Tennessee corporation (the "Company"), has awarded you an option to purchase shares of the $0.01 par value common stock of the Company (the "Common Stock"). This Agreement, along with the Company's Insider Trading Policy and such additional documents as are furnished by the Company with this Agreement, constitutes the terms and conditions governing the grant of options hereunder.

         This will confirm the Agreement between the Company and the Optionee as follows:

         1. Grant of Option. The Company grants to the Optionee the right and option (the "Option") to purchase all or any part of the number of shares of Common Stock set forth on the Signature Page (the "Shares"). The Option granted herein is a non-qualified stock option and does not qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Option Price. The option price per Share shall be the "Option Price per Share" as set forth on the Signature Page (the "Option Price"), representing one hundred percent (100%) of the Fair Market Value of a share of Common Stock as determined as of the Grant Date set forth on the Signature Page. "Fair Market Value" as of a given date for purposes of this Agreement means (i) the closing sales price for the shares on the NASDAQ-NMS or any national exchange on which shares of Common Stock are traded on such date (or if such market or exchange was not open for trading on such date, the next preceding date on which it was open); or (ii) if the Common Stock is not listed on the NASDAQ-


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NMS or on an established and recognized exchange, such value as the Compensation
Committee of the Company (the "Committee"), in good faith, shall determine based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

         3. Term of Option. The term of the Option shall commence on the Grant Date and all rights to purchase Shares hereunder shall cease at 11:59 p.m. on the Expiration Date set forth on the Signature Page, subject to earlier termination as provided in this Agreement. Except as may otherwise be provided in this Agreement, the Option granted hereunder may be cumulative and exercised as follows:

            (a) Subject to the terms and conditions of this Agreement, the Option shall become exercisable on the dates set forth on the Signature Page, provided that the Optionee continually serves as a director and is neither a full-time employee nor officer of the Company throughout such period as determined under Section 5; provided further, that the Option shall expire on the Expiration Date and must be exercised, if at all, on or before the Expiration Date. The Vesting Schedule for the Option is set forth on the Signature Page.

            (b) For the purpose of this Agreement, the Optionee shall be deemed to be eligible for participation in accordance with Section 5. A leave of absence (regardless of the reason therefor) shall be deemed to constitute the cessation of eligible status as of the commencement date of the leave. Accordingly, the Option shall be fully exercisable in accordance with this
Section 3, provided the Optionee continues to serve as a non-employee director of the Company or a parent or subsidiary thereof throughout such period to such extent that the Shares are vested.

            (c) The Option Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash or by certified check or by bank draft; (ii) by the delivery of previously owned unrestricted shares of Common Stock which shall have an aggregate Fair Market Value determined in accordance with this Agreement equal to the Option Price;
(iii) with the prior written consent and approval of the Company, by the execution and delivery of the Optionee's promissory note in the principal amount of the Option Price, with such term, interest rate and other terms and provisions, including, without limitation, requiring the Shares acquired upon exercise to be pledged to the Company to secure payment of the note, as the



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Committee may specify; (iv) by cancellation of indebtedness of the Company to the Optionee; (v) by waiver of compensation due or accrued to the Optionee for services rendered; (vi) provided that a public market for the Common Stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Optionee irrevocably elects to exercise his Option and to sell a portion of the Shares so purchased to pay for the Option Price and whereby the NASD Dealer irrevocably commits to forward the Option Price directly to the Company in exchange for receipt of such Shares; (vii) provided that a public market for the Common Stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Option Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Option Price directly to the Company, or (viii) any combination of the preceding. Except as provided in Section 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been continuously, from the Grant Date to the date of the exercise of the Option, serving as a non-employee director of the Company or a parent or subsidiary of the Company. Additionally, notwithstanding anything in this Agreement to the contrary, the Option may be exercised at any given time only as to those Shares covered by the Option which have "vested" at such time, as set forth on the Vesting Schedule. The holder of the Option shall not have any of the rights of a shareholder with respect to Shares covered by the Option until such time, if ever, as such Shares of Common Stock are actually issued and delivered to the Optionee.

            (d) If Optionee's service with the Company terminates due to Optionee's death or disability, the Option shall be exercisable for a period of one (1) year thereafter (subject to expiration as provided herein). If Optionee's service with the Company terminates for any other reason, the portion of the Option which is not then exercisable shall be canceled, and the remaining portion shall continue to be exercisable for ninety (90) days thereafter (subject to expiration as provided herein).




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            (e) To the extent the Shares purchased though the exercise of the
Option are not registered under the Securities Act, they may not be sold, assigned, transferred or otherwise disposed of in the absence of an effective registration statement covering the shares, or an available exemption under the Securities Act.

         4. Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         5. Termination of Option. This Option shall terminate on the ninety-first (91st) day after the Optionee ceases to be a non-employee director of the Company or a parent or subsidiary of the Company (the "Termination Date"). The Optionee shall be considered to be a non-employee director of the Company for all purposes under this Section 5 if the Committee determines that the Optionee is rendering substantial services as a part-time non-employee director of the Company or any parent or subsidiary of the Company.

         6. Change in Control.

            (a) In the event of a "Change in Control" (as defined below), the portion of the Option not previously exercisable and vested shall become fully exercisable and vested, and, except as otherwise provided in Section 6(d) below, the value of the portion of the Option, to the extent vested, shall be cashed out on the basis of the Change in Control Price (as defined below) as of the date of such Change in Control.




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            (b) For purposes of this Section 6, a "Change in Control" means the happening of any of the following:

                (i) A change in control of a nature that would be required to be reported in response to any form or report to the Securities and Exchange Commission or any stock exchange on which the Company's shares are listed which requires the reporting of a Change in Control of the Company;

                (ii) When any "person," as such term is used in Sections 13(d)
            and 14(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company or a subsidiary or any Company or subsidiary employee benefit plan (including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; or

                (iii) When, during any period of two (2) consecutive years during the term of this Agreement, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two (2) year requirement if such director was elected by, or on the recommendation of or with the approval of, at least three-quarters of the directors who were directors at the beginning of such period (either actually or by prior operation of this Section 6).

            (c) For purposes of this Section 6, "Change in Control Price" means the highest price per share paid for Common Stock in any transaction reported on the NASDAQ-NMS or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered for Common Stock in any bona fide transaction related to a Change in Control of the Company at any time during the sixty (60) day period preceding the date on which a cashout occurs under this Section 6.



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            (d) In case Optionee is subject to Section 16(b) of the Exchange
Act, the value of the Option, in each case to the extent that it is vested and has been held for at least six (6) months, shall be cashed out on the basis of the "Change in Control Price" as defined in Section 6(c) as of the date such Change in Control is determined to have occurred, but only if the Change in Control is outside the control of the grantee for purposes of Rule 16b-3(e)(3) under the Exchange Act, or any successor provision promulgated by the Securities and Exchange Commission.

         7. Adjustments. The number and class of Shares subject to the Option, and the Option Price per Share (but not the total purchase price), and the minimum number of Shares as to which the Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock, without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend (in excess of two percent (2%)), a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of the Option, the Optionee shall receive the number and class of shares the Optionee would have received had the Optionee been the holder of the number of shares of Common Stock, for which the Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock. Subject to reorganization, merger or consolidation, the Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of Shares of Common Stock subject to the Option would have been entitled. Adjustments under this Section 7 shall be made by the Committee whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under the Option or upon any such adjustment.

         8. Notice. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by United States certified or registered mail, prepaid, to the parties or their assignees, if to the Company, addressed to Forward Air Corporation, Attention: Legal Department, P.O. Box 1058, Greeneville, Tennessee 37744, and if to the Optionee, at the address set forth on the Signature Page (or such other address as shall be given in writing by either party to the other).



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         9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at its principal office in the State of Tennessee, which is set forth in Section 8 hereof. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised and by payment in full of the Option Price pursuant to Section 3 above, and the Company shall deliver a certificate or certificates representing the Shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person so exercising the Option and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised by any person other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. The holder of the Option shall not be entitled to the privileges or share ownership as to any shares of Common Stock not actually issued and delivered to the Optionee.

         10. No Agreement to Employ. Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain the Optionee for any specific period of time.

         11. Market Standoff Agreement. The Optionee agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, the Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify.

         12. Stop-Transfer Notices. The Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.



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         13. General. The Company shall at all times during the term of the
Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

         If the foregoing correctly sets forth your understanding of the terms and conditions governing the subject matter of this Agreement, please sign this Signature Page to this Agreement in the place indicated and return it to the corporate office.


                                    Very truly yours,

                                    FORWARD AIR CORPORATION



                                    By: /s/ Bruce A. Campbell
                                        ----------------------------------------
                                        Bruce A. Campbell
                                        President and
                                        Chief Operating Officer

OPTIONEE



By: /s/ Ray A. Mundy
    --------------------------------
    Ray A. Mundy

Shares:                    7,500
Date of Grant:             July 18, 2000
Option Price Per Share:    $36.375
Expiration Date:           July 18, 2010
Vesting Schedule:          The option granted hereby shall vest as to 1/2 of the
                           Shares on the date which is twelve (12) months after the Date of Grant, and shall vest as to the other 1/2 of Shares on the date which is twenty-four (24) months after the Date of Grant.




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